united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 11/30

Date of reporting period: 11/30/19

Item 1. Reports to Stockholders.

Orchard Small Cap Value Fund

Annual Report

November 30, 2019

Class I Shares (Symbol: OCSIX)
Class N Shares (Symbol: OCSNX)

1-844-ORCHCAP

Distributed by Northern Lights Distributors, LLC
Member FINRA

Orchard Small Cap Value Fund

Annual Shareholder Letter
January 15, 2020

Dickens and Shelly: Markets and Monsters

2019 was another record-breaking bull market year, especially in the ETF-flow-driven mega caps. The massive amounts of global capital diverted by John Bogle’s Frankenstein have created, to mix Victorian authors, a Tale of Two Markets. The headline indexes are the latest version of the old momentum trade. In this version of the story stocks with the largest market caps receive the mostly new money because they have the largest market caps; which sends their valuations higher which requires more money to be invested in them which sends their prices higher…

Mr. Bogle, the father of passive investing, warned of its dangers at the end of his life. Passive investing assumes the existence of price discovery, it requires active investors doing the hard work of determining valuations and it goes along for the ride with little in the way of work (or cost) required. Indeed, the primary function of any market is price discovery, the prices of goods and services are set by the value they provide to consumers; if money flows into stocks because money has flown into stocks then stocks become beanie babies.

We acknowledge this risk as we embrace the opportunity that its mispricing provides. In the long run fundamental valuations ultimately win out and company buyers, whether the increasing private equity bid or M&A, have been a significant source of Orchard’s exits.

In 2019 we held serve, finishing the year up 22.25% even as the gaps between growth vs value and large vs small increased yet again. We view the valuation dislocations as long term opportunity and once again are looking at a solid portfolio of deeply discounted stocks that we like over the next three to five years.

2019’s returns and attribution

Finding value twelve years into a bull market requires the type of extra work that we both enjoy and pride ourselves in. Misunderstood or under-covered companies with strong fundamentals and competitive advantages in their niche are our specialty.

2019’s top 5 performers reflect this extra work as it was comprised of banks and biotechs; highly regulated industries requiring deep domain knowledge to evaluate.

Pfenex is a biosimilars company that received FDA approval in 2019 for its “generic” version of Forteo, a $1.6 billion a year drug. We visited their lab in San Diego, met with the CEO, and invested at a little over a $100 million valuation. Today it is valued at around $350 million and we remain owners.

Ardelyx was our other biotech standout. Ardelyx received FDA approval for its IBS drug and positive results from its Phase 3 trial for the addition indication of hyperphosphatemia, a much larger market. This is

ORCHARD CAPITAL MANAGEMENT, LLC 400 North Michigan Ave | 5th Floor | Chicago, Illinois, USA | 60611
T: 312 628 6700 www.orchardinvestments.com
*The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values another billion dollar a year opportunity yet the company, even after a strong 2019, is valued at $600 million.

Meta Financial is a rapidly growing specialty bank that has carved out a key niche position. The company has established a competitive advantage in its funding and fee revenue via card, tax partnerships and other growing bank platform partnerships. Meta married this business with a lending business that nearly doubled its yield from 2016 to 2019. Continued rapid growth from technology-led banking and fintech partners put the company as a beneficiary of fintech growth, which drove both the economics and the prospects of the company in 2019. While we trimmed our position in Meta recently, it remains a core holding.

The Bancorp also benefits from the growth in fintech platforms as it provides key plumbing for cards and banking solutions to its partners. The Bancorp needed build and improve its operations and the company finally showed the results of its investments. In addition to growth and operating leverage, the company, which had been constrained by its agreements with regulators, had its restrictive memorandum of understanding released recently (a key catalyst for us).

Rounding out our top 5 was Enova. Enova is a leader in the consumer credit space. It uses its technology and credit decisioning advantages to provide short term and installment loans to the growing segment of the population that is unable to access traditional banking products. We have met with their CEO and board and remain impressed with their potential.

2019’s bottom 5 performers were industrial and retail companies that faced difficulties or setbacks with their turnaround efforts. On the retail side Michaels (craft supplies) and Potbelly (sandwiches) had management changes after poor performance at their stores. Michaels went into the year with store and product-level investment missteps and suffered further from trade cost concerns. While we invested with an understanding that some turnaround was required, the depth and length of the turnaround has extended. Potbelly remains a frustrating, extended turnaround also, with store, operations and menu optimization underway – all while growth is halted. In both cases, we like the unit model and margin profiles of their operations and we still believe the upside significantly outweighs the risks.

We purchased Granite Construction on the thesis that its momentary troubles would be steadied by a solid diverse core business and resurgent California infrastructure activity. After several quarters, management calls and several check-ins with competitors, it became clear that neither management nor investors had full grasp of their core contract profitability, so we sold our position.

FreightCar America (train cars) had suffered from a very slow train cycle but last year also failed to deliver on its new facility economics – this meant that it is missing much of the freight car acquisition cycle – and a reasonable margin of safety, so we sold the position. US Silica (sand used primarily in energy production) has been the best house in a very bad market – while the company has both cost and logistics advantages, both sand pricing and sand volume have been mightily impaired by overcapacity and the contraction of their customer base (onshore E&P energy companies). While its own investments in capacity were also ill-timed, we see some rationality returning to a market where it will lead. We remain holders of the stock.

523-NLD-2/10/2020

ORCHARD CAPITAL MANAGEMENT, LLC 400 North Michigan Ave | 5th Floor | Chicago, Illinois, USA | 60611
T: 312 628 6700 www.orchardinvestments.com
*The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values

Orchard Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2019

The Fund’s performance figures* for the year ended November 30, 2019, compared to its benchmark:

		Three Years	Since Inception **
	One Year	(Annualized)	(Annualized)
Orchard Small Cap Value Fund - Class I	0.40%	2.13%	9.68%
Orchard Small Cap Value Fund - Class N	0.05%	1.90%	9.41%
Russell 2000 Value Index ***	3.96%	4.98%	9.60%

Comparison of the Change in Value of a $1,000,000 Investment

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 4.15% for Class I shares and 4.40% for Class N shares per the April 1, 2019 supplement to the Fund’s prospectus. The Fund’s investment advisor has contractually agreed to reduce its fee and/or absorb expenses of the Fund, at least until March 31, 2020, to ensure that the net annual fund operating expenses will not exceed 1.25%, and 1.50% of Class I and Class N shares, respectively, subject to possible recoupment from the Fund in future years. For performance information current to the most recent month-end, please call toll-free 1-844-ORCHCAP or 1-844-672-4227.

**	Inception date is December 28, 2015.

***	The Russell 2000 Value Index is a subset of the Russell 2000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Portfolio Analysis as of November 30, 2019 (Unaudited)

% of Net Assets
Financial	45.4%
Consumer, Non-Cyclical	15.9%
Consumer, Cyclical	13.1%
Industrial	10.0%
Basic Materials	8.2%
Short-Term Investment	3.1%
Energy	2.3%
Communications	1.8%
Other Assets Less Liabilities	0.2%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Orchard Small Cap Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares		Fair Value
	COMMON STOCK - 96.7%
	BANKS - 22.3%
5,293	Ameris Bancorp	$231,039
30,746	Bancorp, Inc. *	340,973
12,158	First Foundation, Inc.	199,270
10,000	Meta Financial Group, Inc.	355,700
4,308	Peapack Gladstone Financial Corp.	128,809
		1,255,791
	BIOTECHNOLOGY - 10.8%
17,772	Ardelyx, Inc. *	132,046
46,033	Pfenex, Inc. *	477,823
		609,869
	CHEMICALS - 5.9%
20,972	OMNOVA Solutions, Inc. *	212,237
1,928	Sensient Technologies Corp.	122,023
		334,260
	DIVERSIFIED FINANCIAL SERVICES - 5.9%
14,404	Enova International, Inc. *	331,724

	ENGINEERING & CONSTRUCTION - 1.3%
1,919	Arcosa, Inc.	75,244

	ENTERTAINMENT - 6.9%
6,838	Cinemark Holdings, Inc.	231,603
7,161	IMAX Corp. *	153,961
		385,564
	HEALTHCARE SERVICES - 2.7%
2,105	Encompass Health Corp.	148,845

	HOME BUILDERS - 2.4%
2,085	Thor Industries, Inc.	132,960

	INSURANCE - 6.5%
21,783	Greenlight Capital Re, Ltd. *	227,415
8,145	NI Holdings, Inc. *	136,347
		363,762
	INTERNET - 1.8%
5,607	Criteo SA * - ADR	100,085

	IRON/STEEL - 2.3%
5,890	Schnitzer Steel Industries, Inc.	126,930

	METAL FABRICATE/HARDWARE - 6.2%
3,147	AZZ, Inc.	119,806
7,299	TriMas Corp. *	226,123
		345,929
	MISCELLANEOUS MANUFACTURERS - 2.5%
10,532	FreightCar America, Inc. *	20,432
5,759	Trinity Industries, Inc.	121,169
		141,601

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares		Fair Value
	COMMON STOCK - 96.7% (Continued)
	OIL & GAS SERVICES - 2.3%
8,210	Solaris Oilfield Infrastructure, Inc.	$88,093
8,642	US Silica Holdings, Inc.	42,605
		130,698
	PHARMACEUTICALS - 2.4%
21,865	Akebia Therapeutics, Inc. *	137,531

	REAL ESTATE INVESTMENT TRUST - 1.9%
22,144	Colony Capital, Inc.	108,063

	RETAIL - 3.9%
10,721	Michaels Companies, Inc. *	87,698
26,208	Potbelly Corp. *	132,612
		220,310
	SAVINGS & LOANS - 8.7%
10,725	Axos Financial, Inc. *	315,851
9,436	Oritani Financial Corp.	175,510
		491,361

	TOTAL COMMON STOCK (Cost - $5,108,052)	5,440,527

	SHORT TERM INVESTMENT - 3.1%
	MONEY MARKET FUND - 3.1%
176,212	Dreyfus Treasury Securities Cash Management - Institutional Class, 1.52% +	176,212
	TOTAL SHORT-TERM INVESTMENT (Cost - $176,212)

	TOTAL INVESTMENTS - 99.8% (Cost - $5,284,264)	$5,616,739
	OTHER ASSETS LESS LIABILITIES - 0.2%	9,560
	NET ASSETS - 100.0%	$5,626,299

*	Non-income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2019.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2019

Assets:
Investments in Securities:
At Cost	$5,284,264
At Fair Value	5,616,739
Dividends and Interest Receivable	2,094
Due from Advisor	38,365
Prepaid Expenses and Other Assets	2,375
Total Assets	5,659,573

Liabilities:
Accrued 12b-1 Fee	6
Payable to Related Parties	7,992
Accrued Audit Fee	15,193
Accrued Expenses and Other Liabilities	10,083
Total Liabilities	33,274

Net Assets	$5,626,299

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$5,528,615
Accumulated Earnings	97,684
Net Assets	$5,626,299

Class I Shares:
Net Assets	$5,376,515
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	484,483
Net Asset Value, Offering and Redemption Price Per Share
(Net Assets/Shares of Beneficial Interest)	$11.10

Class N Shares:
Net Assets	$249,784
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	22,781
Net Asset Value, Offering and Redemption Price Per Share
(Net Assets/Shares of Beneficial Interest)	$10.96

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2019

Investment Income:
Dividend Income	$55,596
Interest Income	6,867
Total Investment Income	62,463

Expenses:
Investment Advisory Fees	65,157
Distribution Fees (12b-1) fees
Class N	1,280
Administration Fees	35,019
Trustees’ Fees And Expenses	20,012
Legal Fees	24,072
Fund Accounting Fees	22,156
Transfer Agent Fees	23,387
Chief Compliance Officer Fees	20,020
Audit Fees	15,704
Custody Fees	5,507
Printing Expense	8,153
Registration & Filing Fees	2,910
Miscellaneous Expenses	8,157
Total Expenses	251,534
Fees Waived/Expenses Reimbursed by the Advisor	(178,823)
Net Expenses	72,711

Net Investment Loss	(10,248)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(222,992)
Net Change in Unrealized Appreciation on Investments	248,763
Net Realized and Unrealized Gain on Investments	25,771

Net Increase in Net Assets Resulting From Operations	$15,523

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2019	November 30, 2018
Operations:
Net Investment Loss	$(10,248)	$(53,607)
Net Realized Gain (Loss) on Investments	(222,992)	850,979
Net Change in Unrealized Appreciation (Depreciation) on Investments	248,763	(1,182,958)
Net Increase (Decrease) in Net Assets Resulting From Operations	15,523	(385,586)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class I	(762,714)	(386,938)
Class N	(88,361)	(17,361)
Net decrease in net assets from distributions to shareholders	(851,075)	(404,299)

Capital Transactions:
Class I Shares:
Proceeds from Shares Issued	140,000	35,000
Net asset value of shares issued in reinvestment of distributions	762,714	386,926
Payments for Shares Redeemed	(105,700)	(30,743)
Total From Capital Transactions: Class I	797,014	391,183

Class N Shares:
Proceeds from Shares Issued	241,524	450,629
Net asset value of shares issued in reinvestment of distributions	87,920	17,359
Payments for Shares Redeemed	(577,272)	(20,125)
Total From Capital Transactions: Class N	(247,828)	447,863

Total Increase (Decrease) in Net Assets	(286,366)	49,161

Net Assets:
Beginning of Year	5,912,665	5,863,504
End of Year	$5,626,299	$5,912,665

Share Activity:
Class I Shares:
Shares Issued	14,878	2,352
Shares Reinvested	73,906	27,980
Shares Redeemed	(10,000)	(2,352)
Net increase in shares of beneficial interest outstanding	78,784	27,980

Class N Shares:
Shares Issued	23,649	30,268
Shares Reinvested	8,603	1,263
Shares Redeemed	(56,411)	(1,396)
Net increase (decrease) in shares of beneficial interest outstanding	(24,159)	30,135

See accompanying notes to financial statements.

Orchard Small Cap Value Fund - Class I
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period Presented

	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	November 30, 2019		November 30, 2018	November 30, 2017	November 30, 2016 *

Net asset value, beginning of period	$13.07		$14.87	$13.49	$10.00
Activity from investment operations:
Net investment loss (1)	(0.02)		(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.07	) (4)	(0.66)	1.77	3.58
Total from investment operations	(0.09)		(0.78)	1.65	3.49
Less distributions from:
Net realized gains	(1.88)		(1.02)	(0.27)	—
Total distributions	(1.88)		(1.02)	(0.27)	—
Net asset value, end of period	$11.10		$13.07	$14.87	$13.49
Total return (2)	0.40%		(5.59)%	12.39%	34.90	% (5)
Net assets, end of period (000s)	$5,377		$5,304	$5,615	$5,155
Ratio of gross expenses to average net assets (3)	4.41%		4.13%	4.50%	6.70	% (6)
Ratio of net expenses to average net assets	1.25%		1.57%	1.60%	1.60	% (6)
Ratio of net investment loss to average net assets	(0.16)%		(0.82)%	(0.90)%	(0.84	)% (6)
Portfolio Turnover Rate	16%		37%	26%	27	% (5)

*	Commencement of Operations was December 28, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(5)	Not Annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund - Class N
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period Presented

	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
	November 30, 2019		November 30, 2018	November 30, 2017	November 30, 2016 *

Net asset value, beginning of period	$12.97		$14.79	$13.45	$10.00
Activity from investment operations:
Net investment loss (1)	(0.04)		(0.15)	(0.15)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.09	) (4)	(0.65)	1.76	3.57
Total from investment operations	(0.13)		(0.80)	1.61	3.45
Less distributions from:
Net realized gains	(1.88)		(1.02)	(0.27)	—
Total distributions	(1.88)		(1.02)	(0.27)	—
Net asset value, end of period	$10.96		$12.97	$14.79	$13.45
Total return (2)	0.05%		(5.77)%	12.12%	34.50	% (5)
Net assets, end of period (000s)	$250		$609	$249	$705
Ratio of gross expenses to average net assets (3)	4.66%		4.38%	4.75%	23.07	% (6)
Ratio of net expenses to average net assets	1.50%		1.82%	1.85%	1.85	% (6)
Ratio of net investment loss to average net assets	(0.38)%		(1.06)%	(1.15)%	(1.14	)% (6)
Portfolio Turnover Rate	16%		37%	26%	27	% (5)

*	Commencement of Operations was December 28, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(5)	Not Annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2019

1.	ORGANIZATION

The Orchard Small Cap Value Fund, (the “Fund”) is a diversified series of shares of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 28, 2015. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund currently offers Class I and Class N shares. Class I and Class N shares are offered at net asset value. Class N shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Each class represents an interest in the same assets of the Fund and classes are identical except for the differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$5,440,527	$—	$—	$5,440,527
Short-Term Investment	176,212	—	—	176,212
Total	$5,616,739	$—	$—	$5,616,739

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Dividend income and distributions of capital gains from underlying investment companies are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2016 to November 30, 2018, or expected to be taken in the Fund’s November 30, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and excluding U.S. Government securities, amounted to $891,543 and $916,732 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Orchard Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.14% of the Fund’s average daily net assets. For the year ended November 30, 2019, the Advisor earned advisory fees of $65,157.

The Advisor has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2021, so that the total annual operating expenses of the Fund do not exceed 1.25% and 1.50% of the average daily net assets of Class I shares and Class N shares, respectively (the “Waiver Agreement”). Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended November 30, 2019, the Advisor waived fees and reimbursed expenses of $178,823. Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $501,591 and the amounts will expire no later than: November 30, 2020 - $159,973, November 30, 2021 - $162,795, and November 30, 2022 - $178,823.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class N shares for such distribution and shareholder service activities. For the year ended November 30, 2019, the Fund incurred distribution fees of $1,280 on Class N shares.

The distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended November 30, 2019, the Distributor did not receive or retain any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective on February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at November 30, 2019, was as follows:

Cost for Federal Tax purposes	$5,284,264

Unrealized Appreciation	1,229,318
Unrealized Depreciation	(896,843)
Tax Net Unrealized Appreciation	$332,475

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2019 and November 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2019	November 30, 2018
Ordinary Income	$—	$209,136
Long-Term Capital Gain	850,972	195,163
Return of Capital	103	—
	$851,075	$404,299

As of November 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(149,625)	$(85,781)	$—	$333,090	$97,684

Late Year Losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $12,414.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $137,211.

At October 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, utilized capital loss carryforwards and had capital loss carryforwards subject to expiration as follows:

	Non-Expiring	Non-Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$—	$85,781	$85,781	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended November 30, 2019 as follows:

Paid In	Accumulated
Capital	Earnings/(Losses)
$(48,869)	$48,869

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act. As of November 30, 2019, National Financial Services, LLC holds shares for the benefit of others in nominee name, totaling approximately 90% of the voting securities of the Fund.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Orchard Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Orchard Small Cap Value Fund, a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Fund”), including the portfolio of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period December 28, 2015 (commencement of operations) through November 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period December 28, 2015 through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust II since 2012.

Philadelphia, Pennsylvania

January 29, 2020

Orchard Small Cap Value Fund
EXPENSE EXAMPLES (Unaudited)
November 30, 2019

As a shareholder of Orchard Small Cap Value Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Orchard Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2019 and held until November 30, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Orchard Small Cap Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	6/1/19	11/30/19	6/1/19 – 11/30/19	6/1/19 – 11/30/19
Class I	$1,000.00	$1,106.70	$ 6.60	1.25%
Class N	1,000.00	1,104.80	7.91	1.50%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period
(5% return before expenses)	6/1/19	11/30/19	6/1/19 – 11/30/19	6/1/19 – 11/30/19
Class I	$1,000.00	$1,018.80	$ 6.33	1.25%
Class N	1,000.00	1,017.55	7.59	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2019

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 14-15, 2019, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Orchard Small Cap Value Fund (“Orchard Small Cap”) and Orchard Capital Management, LLC (“Orchard”) (the “Orchard Advisory Agreement”).

Based on their evaluation of the information provided by Orchard, in conjunction with Orchard Small Cap’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Orchard Advisory Agreement with respect to Orchard Small Cap.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Orchard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Orchard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Orchard Advisory Agreement and comparative information relating to the advisory fee and other expenses of Orchard Small Cap. The materials also included due diligence materials relating to Orchard (including due diligence questionnaires completed by Orchard, select financial information of Orchard, bibliographic information regarding Orchard’s key management and investment advisory personnel, and comparative fee information relating to Orchard Small Cap) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Orchard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Orchard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Orchard Advisory Agreement. In considering the renewal of the Orchard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Orchard relating to the Orchard Advisory Agreement, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed and a review of the personnel performing services for Orchard Small Cap including the individuals that primarily monitor and execute the investment process and provide oversight of Orchard Small Cap. The Board then discussed the extent of Orchard’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Orchard’s specific responsibilities in all aspects of the day-to-day management of Orchard Small Cap. Additionally, the Board received satisfactory responses from the representative of Orchard with respect to a series of important questions, including: whether Orchard was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Orchard Small Cap; and whether Orchard had procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Orchard of its practices for monitoring

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2019

compliance with Orchard Small Cap’s investment limitations, noting that Orchard’s CCO had processes to review the portfolio managers’ performance of their duties with respect to Orchard Small Cap to ensure compliance under Orchard’s compliance program. The Board also noted Orchard’s representation that the prospectus and the statement of additional information for Orchard Small Cap accurately describes and discloses the investment strategy of Orchard Small Cap. The Board further noted Orchard’s efforts to build distribution channels to attract additional assets. The Board then reviewed the capitalization of Orchard based on financial information and other materials provided and discussed with Orchard and concluded that Orchard was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to Orchard Small Cap. The Board also discussed Orchard’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Orchard’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that Orchard had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Orchard Advisory Agreement with respect to Orchard Small Cap and that the nature, overall quality and extent of the management services to be provided by Orchard were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance of Orchard Small Cap as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended August 31, 2019. The Board noted that Orchard Small Cap underperformed its benchmark, the Russell 2000 Value Index, peer group median and Morningstar category median for the one year and three year periods and outperformed its peer group median and Morningstar category median but underperformed its benchmark for the since inception period. The Board also reviewed the performance of Orchard’s composite track record for the same strategy. The Board concluded that Orchard Small Cap’s performance was acceptable and in line with its investment objective.

Fees and Expenses. As to the costs of the services provided by Orchard, the Board reviewed and discussed Orchard Small Cap’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Reports, noting that the current advisory fee, although high, was not the highest in the Morningstar category. The Board then reviewed the contractual arrangements for Orchard Small Cap, which stated that Orchard had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2021 in order to limit net annual operating expenses, exclusive of certain fees, so that net annual operating expenses, exclusive of certain fees, do not exceed 1.25%, 1.50%, 1.50% and 2.60% of Orchard Small Cap’s average annual net assets, for Class I, Class N, Class A and Class C Shares, respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on Orchard’s experience and expertise and the services provided by Orchard to Orchard Small Cap, the advisory fee charged by Orchard was not unreasonable.

Profitability. The Board considered the level of profits that could be expected to accrue to Orchard with respect to Orchard Small Cap based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Orchard. The Board concluded that based on the services provided and the projected growth of Orchard Small Cap, the anticipated level of profit from Orchard’s relationship with Orchard Small Cap was not excessive.

Economies of Scale. As to the extent to which Orchard Small Cap will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Orchard’s expectations for growth of Orchard Small Cap. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2019

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Orchard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Orchard as the Trustees believed to be reasonably necessary to evaluate the terms of the Orchard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Orchard Advisory Agreement, (a) the terms of the Orchard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Orchard Advisory Agreement is in the best interests of Orchard Small Cap and its shareholders. In considering the renewal of the Orchard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Orchard Advisory Agreement was in the best interest of Orchard Small Cap and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Orchard Advisory Agreement.

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2019

Trustees and Officers. The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees *

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

11/30/19 – NLII v1

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
November 30, 2019

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019), President, Gemini Fund Services, LLC (2012 - 2019)	N/A	N/A
Richard Malinowski 1983	Secretary Since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his former affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of November 30, 2019, the Trust was comprised of 19 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund, and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-ORCHCAP.

11/30/19 – NLII v1

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7939 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-628-6700.

INVESTMENT ADVISOR
Orchard Capital Management
400 North Michigan Avenue, Suite 560
Chicago, IL 60611

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $13,000

2018 - $13,000

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $2,200

2018 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019   2018

Audit-Related Fees:      0.00% 0.00%

Tax Fees:      0.00% 0.00%

All Other Fees:     0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $2,200

2018 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/7/2020

By (Signature and Title)

*/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/7/2020